                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                             -------------------------

                                     FORM 8-K/A

                         AMENDMENT NO. 1 TO CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported):  January 28, 1998


                               PLAYTEX PRODUCTS, INC.
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                 (Exact name of registrant as specified in charter)



     Delaware                      33-25485-01                  51-0312772
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     (State or other               (Commission              (IRS Employer
     jurisdiction of               File Number)             Identification No.)
     incorporation)




 300 Nyala Farms Road, Westport, CT                           06880
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     (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code (203) 341-4000

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                                         N/A
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            (Former name or former address, if changed since last report)

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The Registrant hereby amends its current report on Form 8-K filed with the
Securities and Exchange Commission on February 12, 1998.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements

     The audited financial statements are filed as Exhibit 99.1 to this report.

     The unaudited condensed financial statements are filed as Exhibit 99.2 to this report.

(b)  Pro Forma Financial Information

     The pro forma unaudited condensed combined financial information are filed as Exhibit 99.3 to this report.

(c)  Exhibits

     Exhibit
     Numbers   Description
     -------   -----------
     99.1      Personal Holding Corporation, Inc., audited financial statements, as of and for the year ended March 29, 1997 (with the Independent
               Auditor's Report thereon).

     99.2 Personal Holding Corporation, Inc., unaudited condensed financial statements, as of and for the nine month periods ended December 27, 1997 and December 28, 1996.

     99.3 Playtex Products, Inc., Personal Care Holdings, Inc., Carewell Industries, Inc., and certain assets from Binky-Griptight Inc. unaudited pro forma condensed combined financial information.


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                                      SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.




                                        PLAYTEX PRODUCTS, INC.



Date:     April 13, 1998                  By: /s/ Michael F. Gross
                                             ----------------------------------
                                             Michael F. Goss
                                             Executive Vice President
                                             Chief Financial Officer